Exhibit 10.3
GUARANTY AGREEMENT

1. The undersigned (whether one or more than one, “Guarantor”) for and in consideration of Crown Financial, LLC (“Buyer”) entering into that certain Account Purchase Agreement (the “Agreement”) of even date herewith between Buyer and STW RESOURCES HOLDING CORP.(“Seller”) absolutely and unconditionally, guarantee to Buyer the prompt and full performance by Seller of the obligations (including the re-purchase obligation), representations, warranties and covenants (“Obligations”) of Seller to Buyer under or relating to the Agreement.

2. This is a continuing guaranty and shall not be wholly or partially satisfied or extinguished by payment of all amounts due as of any specified date, but shall continue in full force and effect as to all Obligations created, incurred or arising prior to the time notice of termination is given by the Guarantor to Buyer under the provisions of paragraph 3.

3. Guarantor, may give written notice to Buyer that the Guarantor will not be liable hereunder for any Obligations created, incurred or arising on accounts receivable acquired by Buyer more than sixty days after the effective date of such notice as provided below.  Notice will be effective as to the Guarantor who gives such notice from and after (but not before) such time as the written notice is actually delivered to, received by and receipted for in writing by Buyer; provided however, such notice shall not in any way limit the liability of the Guarantor giving such notice with respect to Obligations created, incurred or arising prior to the effective date of such notice, or in respect to interest or costs of collection thereafter accruing on or with respect to such Obligations or with respect to attorneys’ fees thereafter becoming payable hereunder with respect to such Obligations.

4. In the event of death of any Guarantor, the Obligations of the deceased Guarantor shall continue in full force and effect as to all indebtedness that shall have been created or incurred by Seller or which may thereafter be incurred for which Buyer has, prior to Guarantor’s death, legally committed to lend to Seller prior to the time when Buyer shall have received notice, in writing, of termination in accordance with paragraph 3.  Notwithstanding the death of a Guarantor, this guaranty shall continue in full force and effect as a guaranty by the surviving Guarantors.

5. The release by Buyer of any Guarantor under this guaranty shall not affect any other Guarantor hereunder who shall remain fully liable in accordance with the terms of this guaranty. To the extent that there is more than one Guarantor, the obligations pursuant to this Guaranty are joint and several.  If there are signature lines for more than one Guarantor, any Guarantor who signs is obligated even if other Guarantors for whom there is a signature line do not sign.

6. All indebtedness of Seller to Guarantor, whether now existing or hereafter arising (including indebtedness resulting from this guaranty) is hereby assigned to Buyer to the extent of the amount of this guaranty as security for the payment of all liability or liabilities of Seller or Buyer.  To the extent the indebtedness of Seller to Guarantor (whether now existing or hereafter arising) exceeds the amount of this guaranty; such indebtedness is hereby subordinated to all liability or liabilities of Seller to Buyer.

7. Guarantor waives notice of acceptance of this guaranty and of any liability to which it applies or may apply, and waives presentment and demand for payment thereof, notice of dishonor or nonpayment thereof, notice of intent to accelerate, notice of acceleration, collection or instigation of suit or any other action by Buyer in collection thereof including any notice of default in payment thereof or other notice to, or demand of payment therefor on, any party.  Guarantor waives all defenses of a surety, at law or in equity, with respect to this guaranty, including, without limitation, (a) any rights of a surety to insist upon a creditor first exhausting all remedies against the primary obligor of a debt or other collateral securing the debt, and (b) those set forth in Rule 31 of the Texas Rules of Civil Procedure, Sections 17.001 and 34.005 of the Texas Civil Practice and Remedies Code, and Chapter 34 of the Texas Business and Commerce Code.This is a guaranty of payment, not collection.

8. Buyer may, at its option, at any time without the consent of or notice to Guarantor, without incurring responsibility to Guarantor, without impairing or releasing the obligations of the Guarantor, upon or without any items or conditions and in whole or in part (a) change the manner, place or terms of payment or change or extend the time of performance of, renew, or alter any liability of Seller hereby guaranteed, or any liabilities incurred directly or indirectly hereunder, and the guaranty herein made shall apply to the liabilities of Seller, changed, extended, renewed or altered in any manner, (b) sell, exchange, release, surrender, realize upon or otherwise deal  with  in any manner and in any order any property at any time pledged or mortgaged to secure or securing the liabilities hereby guaranteed or any liabilities incurred directly or indirectly hereunder or any offset against any said liabilities, (c) exercise or refrain from exercising any rights against Seller to others, or otherwise act or refrain from acting, and (d) settle or compromise any liabilities hereby guaranteed or hereby incurred, and may subordinate the payment of all or any part of such liabilities to the payment of any liabilities which may be due to Buyer or others.  Buyer may, at its option, without the consent of or notice to Guarantor, apply to the payment of the liability created by this guaranty, at any time after such liability becomes payable, any monies, property, or balance on deposit belonging to Guarantor.

9. Suit may be brought against any one or more Guarantor, less than all, without joining Seller or Seller’s Customer (the account debtor) as a party, and without impairing the rights of Buyer, its successors or assigns, against each Guarantor; and Buyer may release any Guarantor or settle with such persons as Buyer deems fit without releasing or impairing the rights of Buyer to demand and collect the balance of such indebtedness from any other Guarantor not so released.  Such settlement and release shall in no way impair the rights of the Guarantors as among themselves.

10. This guaranty is for the benefit of Buyer, and for such other persons as may from time to time become or be the beneficiaries of Buyer’s rights under the Agreement, and this guaranty shall be transferable and negotiable, with the same force and effect and to the same extent as Buyer’s rights under the Agreement may be transferable; it being understood that upon the assignment or transfer by Buyer of any of Buyer’s rights under the Agreement, the legal owner of Buyer’s rights under the Agreement shall have all of the rights granted to Buyer under this guaranty.

11. Buyer, its successors and assigns shall not be liable for failure to use diligence in the collection of any matters hereby guaranteed, or in preserving the liability of any person liable thereon, and the Guarantor waives presentment for payment, notice of nonpayment, notice of acceleration, protest and notice thereof, and diligence in bringing suit against any person liable for any Obligations hereby guaranteed.  Payment of all amounts hereunder shall be made at the offices of Buyer in Houston, Harris County, Texas.

12. If this guaranty is given by a corporation, then the undersigned guaranteeing corporation does hereby acknowledge that it has investigated fully the benefits and advantages which will be derived by it from execution of and performance under this guaranty, and the Board of Directors of the guaranteeing corporation has decided that, and the guaranteeing corporation does hereby acknowledge, warrant and represent that, a direct or an indirect benefit will accrue to the guaranteeing corporation by reason of execution of and performance under this guaranty and that a resolution to such effect has been duly adopted by the board of directors of the corporation.

EXECUTED THIS_______ DAY OF JANUARY, 2014.

LEE MADDOX
____________________________
By: Lee Maddox, individually

STATE OF TEXAS
COUNTY OF ______________

This instrument was acknowledged before me on  ___________________, 2014 by Lee Maddox.

___________________________________________
                                                                                                           Notary Public in and for the State of Texas